SELIGMAN

SMALL-CAP VALUE FUND

MID-YEAR REPORT

JUNE 30, 2002

A Value Approach to Seeking the Capital Appreciation Potential of Smaller Companies.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS
To the Shareholders	1
Interview With Your Portfolio Managers	2
Performance Overview	4
Portfolio Overview	6
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	15
Board of Directors of the Fund	17
Executive Officers of the Fund and For More Information	18
Glossary of Financial Terms	19

TO THE SHAREHOLDERS

For the six months ended June 30, 2002, Seligman Small-Cap Value Fund delivered a total return of -1.12% based on the net asset value of Class A shares. During the same period, the Lipper Small Cap Value Average returned 4.31% and the Russell 2000 Value Index returned 7.26%.

While the US economy improved during the first half of the year, the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, leaving interest rates untouched during the first half of 2002. The US economy expanded at a 5.0% annualized rate in the first quarter, though much of that growth was the result of companies rebuilding their inventories. The second quarter’s growth, while not as robust, was nonetheless positive. Industrial production has been on the rise for several months running, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery is still fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. Many expect that the Federal Reserve Board, wanting to support the nascent recovery, will not raise interest rates until 2003, and there is the possibility of another rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

We thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

Q:	How did Seligman Small-Cap Value Fund perform during the six months ended June 30, 2002?
A:	Seligman Small-Cap Value Fund delivered a total return of –1.12% based on the net asset value of Class A shares for the six months ended June 30, 2002. During the same time period, small-cap value stocks, as measured by the Russell 2000 Value Index, returned 7.26%, while the Fund’s peers, as measured by the Lipper Small Cap Value Average, returned 4.31%. The poor performance of some of the Fund’s financial, semiconductor, and biotechnology holdings contributed to the Fund’s underperformance versus its benchmarks.
Q:	What economic and market factors influenced the Fund’s results during the first half of 2002?
A:	Although Seligman Small-Cap Value Fund was down slightly for the first six months of 2002, small-cap value stocks fared better than any other category of equities during this difficult time. While the US economy showed some signs of strength (GDP growth, increases in industrial production, continued low inflation), the stock market suffered extreme volatility during the first half of the year, due mainly to investor fear and uncertainty. During the first quarter, investors believed that, unlike typical post-recession expansions, this one would likely be somewhat muted. A significant reason for the restrained recovery was that throughout the slowdown consumers continued to spend, something highly unusual from a historical perspective. Without significant pent-up demand, investors thought it unlikely that the economy could grow at a quick enough pace to deliver a commensurate surge in earnings. Then, as multiple high-profile cases of fraudulent accounting practices and questionable corporate governance came to light, shaken investors lost confidence, and the stock market fell sharply. In certain instances, we believe companies and industries were unfairly penalized by irrational selloffs.
Q:	What was the Fund’s investment strategy during this time?
A:	The Fund’s portfolio was positioned to benefit from what we believe will be a global economic recovery.

The Fund’s largest sector weightings were in basic materials (with an emphasis on chemicals), consumer cyclicals (largely retail stocks), and financials. The Fund’s top performers during the period under review included retailers, a maker of agricultural products, and a health care company. Poor performers included certain financial, technology, and biotechnology holdings. The slower-than-expected recovery of corporate profitability dampened investors’ enthusiasm for airline stocks and certain industrials. As a result, the Fund’s airline and machinery holdings suffered during the first half of the year.

The biotechnology sector was hurt by irrational sell-offs. The Fund owns a biopharmaceutical company which manufactures the only drug on the market in the US to fight hepatitis C in combination therapy. The drug is highly effective, but the stock was pulled down in spite of the company’s improving fundamentals and earnings. The same holds true for another of the Fund’s biotech holdings, whose stock price was beaten down to what we feel are unreasonably low levels considering their strong cash position and an impressive portfolio of both approved products and those with pending approvals. Instead of being distracted by short-term price movements in the biotech sector, we are focusing on what we believe the sector will do in the next year. We have used stock price weakness to add to existing positions or to initiate new ideas. During the past several months, our expo-

A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted in the management of the Fund by Michelle Borré, a seasoned research professional who is responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

sure to the sector hurt performance, but, over the longer term, we think the Fund will benefit.

During the first half of the year, the Fund made purchases in the technology sector. With the Nasdaq having fallen by as much as the Dow Jones Industrial Average had sunk between 1929 and 1932, we believed that most of the bad news had already been factored into technology stocks. The Fund sees opportunity in this sector because we think there will be increasing interest on the part of investors in the months ahead. In our view, there are compelling values developing amid the ruins of this sector, and the Fund has sought to take advantage of buying good companies at bargain prices.

Q:	What is your outlook?
A:	Perhaps it is not entirely surprising that, after the long-running bull market of the 1990s, some corporate executives crossed the line ethically and/or legally. Undoubtedly, company management felt enormous pressure to keep earnings growing. In our view, however, most executives are honest, and, ultimately, we believe in the system. We think that sensible reforms have come out of this scandal, and, once we get past this period of uncertainty, the stock market will again be viewed as a vehicle for long-term growth of principal. Clear signs that the economic recovery is strengthening would also go a long way toward restoring investor confidence.

We are positioning the Fund’s portfolio to take advantage of what we believe to be an improving economy. We believe that this recovery will build in intensity toward the end of 2002 and into 2003. As such, the Fund’s focus on cyclical investments will continue, with a growing emphasis on technology and biotech-nology, as we believe valuations for these types of stocks have become deflated. As for the market as a whole, the current climate of investor fear and mistrust should dissipate (particularly in light of recent reforms such as the Sarbanes-Oxley Act), and the market will likely bottom out along with investor sentiment. It is important that small-cap investors maintain a long-term investment perspective (at least five years). History has shown that small-cap stocks offer superior long-term returns, but it is necessary to accept higher volatility of investment results. Small-cap stocks, particularly value stocks, have enjoyed a successful run over the last couple of years. While we still believe our universe of stocks is not overpriced, as value investors we are mindful of the recent outperformance, and we will continue to seek out attractively priced and compelling small-cap companies for inclusion in the Fund’s portfolio.

PERFORMANCE OVERVIEW (UNAUDITED)

Investment Results Per Share

TOTAL RETURNS
For Periods Ended June 30, 2002
			AVERAGE ANNUAL

		CLASS I			CLASS C	CLASS A, B, D
		SINCE			SINCE	SINCE
	SIX	INCEPTION	ONE	FIVE	INCEPTION	INCEPTION
	MONTHS *	11/30/01*	YEAR	YEARS	5/27/99	4/25/97

Class A**
With Sales Charge	(5.82)%	n/a	0.35%	5.15%	n/a	8.79%
Without Sales Charge	(1.12)	n/a	5.31	6.18	n/a	9.83

Class B**
With CDSC†	(6.43)	n/a	(0.38)	5.12	n/a	8.93
Without CDSC	(1.51)	n/a	4.62	5.44	n/a	9.07

Class C**
With Sales Charge and CDSC	(3.44)	n/a	2.56	n/a	10.51%	n/a
Without Sales Charge and CDSC	(1.51)	n/a	4.62	n/a	10.86	n/a

Class D**
With 1% CDSC	(2.49)	n/a	3.62	n/a	n/a	n/a
Without CDSC	(1.51)	n/a	4.62	5.44	n/a	9.07

Class I**	(0.95)	10.34%	n/a	n/a	n/a	n/a

Lipper Small Cap Value Average***	4.31	10.89	5.86	8.92	13.47	11.78	††

Russell 2000 Value Index***	7.26	13.83	8.50	9.71	13.27	12.33
NET ASSET VALUE
	JUNE 30, 2002	DECEMBER 31, 2001	JUNE 30, 2001

Class A	$11.50	$11.63	$10.92
Class B	11.09	11.26	10.60
Class C	11.09	11.26	10.60
Class D	11.09	11.26	10.60
Class I	11.52	11.63	n/a
CAPITAL GAIN (LOSS) INFORMATION
For the Six Months Ended June 30, 2002

Realized	$(0.090)
Unrealized	1.079	‡
The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares. Past performance is not indicative of future investment results.
Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Lipper Small Cap Value Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends, and exclude the effect of taxes and sales charges. The Russell 2000 Value Index also excludes the effect of fees. The Lipper Small Cap Value Average measures the performance of mutual funds which invest primarily in value stocks with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Value Index consists of small-company value stocks. The monthly performances of the Lipper Small Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less, and 1% since inception.
††	From April 24, 1997.
‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 2002.
4

PERFORMANCE OVERVIEW (UNAUDITED)

Growth of an Assumed $10,000 Investment

CLASS A SHARES

April 25, 1997† to June 30, 2002

CLASS B SHARES

April 25, 1997† to June 30, 2002

CLASS C SHARES

May 27, 1999† to June 30, 2002

CLASS D SHARES

April 25, 1997† to June 30, 2002

CLASS I SHARES

November 30, 2001† to June 30, 2002

These charts reflect the growth of a hypothetical $10,000 investment for Class A, Class B, Class C, Class D and Class I shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

PORTFOLIO OVERVIEW (UNAUDITED)

Diversification of Net Assets

June 30, 2002

				PERCENT OF NET ASSETS

				JUNE 30,	DECEMBER 31,
	ISSUES	COST	VALUE	2002	2001

COMMON STOCKS:
Aerospace and Defense	1	$2,828,474	$7,110,000	2.9%	3.1%
Chemicals	4	22,811,330	25,525,740	10.3	8.8
Commercial Services and Supplies	3	17,965,519	14,436,460	5.8	6.0
Consumer Staples	3	13,256,899	20,628,000	8.4	5.1
Containers and Packaging	2	9,535,259	10,045,705	4.1	3.6
Energy	3	14,700,600	19,028,300	7.7	4.2
Financials	4	17,178,167	21,745,000	8.8	16.6
Health Care Equipment and Supplies	1	6,482,357	5,916,000	2.4	2.7
Health Care Providers and Services	3	10,038,793	17,657,600	7.2	8.3
Household Durables	3	8,499,423	12,799,000	5.2	4.9
Machinery	3	19,215,132	17,629,425	7.1	6.3
Media	1	5,986,394	4,869,800	2.0	—
Oil and Gas	—	—	—	—	3.3
Paper and Forest Products	1	6,036,698	6,524,400	2.6	1.9
Pharmaceuticals and Biotechnology	4	24,533,462	15,667,867	6.3	—
Real Estate	1	3,698,729	3,674,888	1.5	1.6
Retailing	4	16,011,946	27,438,900	11.1	10.6
Software and Services	—	—	—	—	1.3
Technology Hardware and Equipment	3	17,785,190	10,164,195	4.1	4.4
Transportation	1	5,158,129	4,576,200	1.9	2.9
Utilities	—	—	—	—	2.1

	45	221,722,501	245,437,480	99.4	97.7
SHORT-TERM HOLDING AND
OTHER ASSETS LESS LIABILITIES	1	1,494,667	1,494,667	0.6	2.3

NET ASSETS	46	$223,217,168	$246,932,147	100.0%	100.0%

PORTFOLIO OVERVIEW (UNAUDITED)

Largest Portfolio Changes
During Past Six Months

LARGEST PURCHASES
Enzon*
American Eagle Outfitters*
Protein Design Labs*
Bowater*
Reader’s Digest Association*
Bunge Limited*
Agere Systems (Class A)
Universal Compression Holdings
Clayton Homes*
Navistar International	LARGEST SALES
RenaissanceRe Holdings**
Abercrombie & Fitch (Class A)**
PartnerRe**
Westvaco**
Valero Energy**
Sierra Pacific Resources**
Fred’s Storage Networks**
Wet Seal (Class A)
Fresh Del Monte Produce

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
*	Position added during the period.
**	Position eliminated during the period.
Largest Portfolio Holdings
June 30, 2002

SECURITY	VALUE	SECURITY	VALUE

Fresh Del Monte Produce	$8,000,000	Universal Compression Holdings	$6,717,200
Urban Outfitters	7,976,400	Wet Seal (The) (Class A)	6,569,100
Olin	7,167,740	Fred’ s	6,552,900
Cubic	7,110,000	Bowater	6,524,400
Constellation Brands (Class B)	6,720,000	Oxford Health Plans	6,504,400

Largest Industries

June 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

June 30, 2002

	SHARES	VALUE

COMMON STOCKS 99.4%
AEROSPACE AND DEFENSE 2.9%
Cubic	300,000	$7,110,000

CHEMICALS 10.3%
Crompton	500,000	6,375,000
Minerals Technologies	115,000	5,671,800
NOVA Chemicals (Canada)	280,000	6,311,200
Olin	323,600	7,167,740

		25,525,740

COMMERCIAL SERVICES
AND SUPPLIES 5.8%
Cadmus Communications	370,000	4,169,900
Korn/Ferry International	560,000	5,096,000
Pittston Brink's Group	215,440	5,170,560

		14,436,460

CONSUMER STAPLES 8.4%
Bunge Limited	280,000	5,908,000
Constellation Brands (Class B)*	210,000	6,720,000
Fresh Del Monte Produce*	320,000	8,000,000

		20,628,000

CONTAINERS AND
PACKAGING 4.1%
BWAY*	281,900	4,496,305
Smurfit-Stone Container*	360,000	5,549,400

		10,045,705

ENERGY 7.7%
Equitable Resources	180,000	6,174,000
Smith International*	90,000	6,137,100
Universal Compression Holdings*	280,000	6,717,200

		19,028,300

FINANCIALS 8.8%
Allmerica Financial	130,000	6,006,000
Berkley (W.R.)	100,000	5,500,000
Commercial Federal	195,000	5,655,000
PMI Group (The)	120,000	4,584,000

		21,745,000

HEALTH CARE EQUIPMENT
AND SUPPLIES 2.4%
Edwards Lifesciences*	255,000	5,916,000

HEALTH CARE PROVIDERS
AND SERVICES 7.2%
Apria Healthcare Group*	240,000	5,376,000
Omnicare	220,000	5,777,200
Oxford Health Plans*	140,000	6,504,400

		17,657,600

HOUSEHOLD DURABLES 5.2%
Clayton Homes	180,000	2,844,000
Furniture Brands International*	150,000	4,537,500
Harman International Indutries	110,000	5,417,500

		12,799,000

	SHARES OR
	PRIN. AMT.		VALUE

MACHINERY 7.1%
Mueller Industries*	190,000	shs.	$ 6,032,500
Navistar International	160,000		5,120,000
Stewart & Stevenson Services	365,000		6,476,925

	17,629,425

MEDIA 2.0%
Reader’ s Digest Association	260,000		4,869,800

PAPER AND FOREST
PRODUCTS 2.6%
Bowater	120,000		6,524,400

PHARMACEUTICALS AND
BIOTECHNOLOGY 6.3%
Enzon*	225,000		5,649,750
Eon Labs*	96,200		1,710,917
Pharmacopeia*	340,000		2,874,700
Protein Design Labs*	500,000		5,432,500

	15,667,867

REAL ESTATE 1.5%
Innkeepers USA Trust	383,600		3,674,888

RETAILING 11.1%
American Eagle Outfitters*	300,000		6,340,500
Fred’ s	180,000		6,552,900
Urban Outfitters*	230,000		7,976,400
Wet Seal (Class A)*	270,000		6,569,100

	27,438,900

TECHNOLOGY HARDWARE
AND EQUIPMENT 4.1%
Agere Systems (Class A)*	2,200,000		3,080,000
Trimble Navigation*	350,000		5,423,250
Skyworks Solutions	299,000		1,660,945

	10,164,195

TRANSPORTATION 1.9%
Continental Airlines*	290,000		4,576,200

TOTAL COMMON STOCKS
(Cost $221,722,501)			245,437,480
REPURCHASE
AGREEMENT 1.0%
(Cost $2,500,000)	$ 2,500,000		2,500,000

TOTAL
INVESTMENTS 100.4%
(Cost $224,222,501)			247,937,480
OTHER ASSETS LESS
LIABILITIES (0.4)%	(1,005,333)

NET ASSETS 100.0%			$ 246,932,147

* Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2002

ASSETS:
Investments, at value:
Common stocks (cost $221,722,501)	$ 245,437,480
Repurchase agreement (cost $2,500,000)	2,500,000	$247,937,480

Cash		1,303,435
Receivable for Capital Stock sold		845,870
Receivable for securities sold		111,368
Receivable for dividends and interest		88,615
Expenses prepaid to shareholder service agent		75,735
Other		32,612

Total Assets		250,395,115

LIABILITIES:
Payable for securities purchased		1,667,555
Payable for Capital Stock repurchased		1,187,087
Management fee payable		206,551
Accrued expenses and other		401,775

Total Liabilities		3,462,968

Net Assets		$246,932,147
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
21,982,954 shares outstanding):
Class A		$7,385
Class B		8,074
Class C		2,484
Class D		3,726
Class I		314
Additional paid-in capital		240,254,513
Accumulated net investment loss		(1,666,650)
Accumulated net realized loss		(15,392,678)
Net unrealized appreciation of investments		23,714,979

Net Assets		$246,932,147
NET ASSET VALUE PER SHARE:
Class A ($84,941,946 ÷ 7,385,442 shares)		$11.50

Class B ($89,518,948 ÷ 8,073,518 shares)		$11.09

Class C ($27,550,653 ÷ 2,484,480 shares)		$11.09

Class D ($41,304,217 ÷ 3,725,684 shares)		$11.09

Class I ($3,616,383 ÷ 313,830 shares)		$11.52

See Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)

For the Six Months Ended June 30, 2002

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $5,138)	$768,020
Interest	50,341

Total Investment Income		$818,361

EXPENSES:
Management fee	1,125,583
Distribution and service fees	811,125
Shareholder account services	381,608
Shareholder reports and communications	57,345
Registration	41,495
Auditing and legal fees	29,289
Custody and related services	26,293
Directors’ fees and expenses	4,459
Amortization of deferred organization expenses	644
Miscellaneous	3,857

Total Expenses		2,481,698

Net Investment Loss		(1,663,337)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(1,977,961)
Net change in unrealized depreciation of investments	(2,605,250)

Net Loss on Investments		(4,583,211)

Decrease in Net Assets from Operations		$(6,246,548)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2002	DECEMBER 31, 2001

OPERATIONS:
Net investment loss	$(1,663,337)	$(1,985,722)
Net realized gain (loss) on investments	(1,977,961)	10,633,211
Net change in unrealized appreciation (depreciation) of investments	(2,605,250)	14,583,187

Increase (Decrease) in Net Assets from Operations	(6,246,548)	23,230,676

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	41,537,917	39,386,222
Exchanged from associated Funds	68,644,142	79,639,346

Total	110,182,059	119,025,568

Cost of shares repurchased	(21,914,413)	(27,748,751)
Exchanged into associated Funds	(26,676,287)	(39,892,663)

Total	(48,590,700)	(67,641,414)

Increase in Net Assets from Capital Share Transactions	61,591,359	51,384,154

Increase in Net Assets	55,344,811	74,614,830
NET ASSETS:
Beginning of period	191,587,336	116,972,506

End of Period (net of accumulated net investment loss of $ 1,666,650
and $3,313, respectively)	$246,932,147	$191,587,336

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.	Multiple Classes of Shares — Seligman Small-Cap Value Fund (the “Fund”), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional accounts. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities purchased subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002 matured pursuant to its terms.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $96,248,969 and $33,449,302, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $50,888,819 and $27,173,840, respectively.

4. Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class A	Shares	Amount	Shares	Amount

Sales of shares	1,273,064	$15,196,906	1,757,705	$18,257,869
Exchanged from
associated Funds	2,605,047	31,282,467	4,479,954	46,309,353

Total	3,878,111	46,479,373	6,237,659	64,567,222

Shares
repurchased	(766,906)	(9,101,716)	(1,629,029)	(16,591,249)
Exchanged into
associated Funds	(1,560,493)	(18,386,431)	(3,245,068)	(33,367,554)
Transfer to Class I	(202,601)	(2,281,288)	—	—

Total	(2,530,000)	(29,769,435)	(4,874,097)	(49,958,803)

Increase (decrease)	1,348,111	$16,709,938	1,363,562	$14,608,419

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class B	Shares	Amount	Shares	Amount

Sales of shares	895,879	$10,423,855	923,173	$9,289,563
Exchanged from
associated Funds	1,753,005	20,473,663	1,820,927	18,581,817

Total	2,648,884	30,897,518	2,744,100	27,871,380

Shares
repurchased	(461,119)	(5,307,255)	(606,388)	(6,121,858)
Exchanged into
associated Funds	(429,720)	(4,791,553)	(279,645)	(2,765,497)

Total	(890,839)	(10,098,808)	(886,033)	(8,887,355)

Increase (decrease)	1,758,045	$20,798,710	1,858,067	$18,984,025

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class C	Shares	Amount	Shares	Amount

Sales of shares	933,388	$10,866,411	851,741	$8,663,481
Exchanged from
associated Funds	336,754	3,940,516	506,471	5,118,272

Total	1,270,142	14,806,927	1,358,212	13,781,753

Shares
repurchased	(175,135)	(2,040,234)	(155,289)	(1,566,256)
Exchanged into
associated Funds	(131,686)	(1,493,959)	(205,849)	(1,928,668)

Total	(306,821)	(3,534,193)	(361,138)	(3,494,924)

Increase	963,321	$11,272,734	997,074	$10,286,829

	Six Months Ended		Year Ended
	June 30, 2002		December 31, 2001

Class D	Shares	Amount	Shares	Amount

Sales of shares	322,214	$3,732,919	304,455	$3,067,221
Exchanged from
associated Funds	915,419	10,666,208	948,482	9,629,904

Total	1,237,633	14,399,127	1,252,937	12,697,125

Shares
repurchased	(267,628)	(3,085,696)	(343,929)	(3,469,388)
Exchanged into
associated Funds	(178,580)	(2,004,344)	(184,858)	(1,830,944)

Total	(446,208)	(5,090,040)	(528,787)	(5,300,332)

Increase (decrease)	791,425	$9,309,087	724,150	$7,396,793

	Six Months Ended		November 30, 2001* TO
	June 30, 2002		December 31, 2001

Class I	Shares	Amount	Shares	Amount

Sales of shares	109,968	$1,317,826	9,453	$108,088
Transfer from
Class A	202,601	2,281,288	—	—

Total	312,569	3,599,114	9,453	108,088

Shares repurchased	(8,192)	(98,224)	—	—

Increase	304,377	$3,500,890	9,453	$108,088

*	Commencement of offering of shares
5. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $24,453 from sales of Class A shares. Commissions of $194,441 and $103,257 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $100,658 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $403,025, $116,443, and $190,999, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $16,132.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $34,200.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of $1,492 from the sales of shares of the Fund and distribution and service fees of $5,462 pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $381,608 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $3,307 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

7. Capital Loss Carryforward — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $13,414,717, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS (UNAUDITED)

     The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	SIX MONTHS
	ENDED	YEAR ENDED DECEMBER 31,				4/25/97*
						TO
	6/30/02	2001	2000	1999	1998	12/31/97

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.63	$10.01	$7.91	$7.87	$9.73	$7.14

Income from Investment Operations:
Net investment loss	(0.06)	(0.10)	(0.09)	(0.07)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on
investments	(0.07)	1.72	2.19	0.15	(1.74)	2.67

Total from Investment Operations	(0.13)	1.62	2.10	0.08	(1.83)	2.60

Less Distributions:
Distributions from net realized capital gains	—	—	—	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$11.50	$11.63	$10.01	$7.91	$7.87	$9.73

TOTAL RETURN:	(1.12)%	16.18%	(26.55)%	1.00%	(18.81)%	36.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$84,942	$70,241	$46,807	$40,678	$60,383	$87,510
Ratio of expenses to average net assets	1.74%†	1.75%	1.96%	1.86%	1.69%	1.87%†
Ratio of net investment loss
to average net assets	(1.01)%†	(0.91)%	(1.08)%	(0.92)%	(0.98)%	(1.12)%†
Portfolio turnover rate	15.11%	38.37%	40.65%	41.48%	30.06%	15.91%
	CLASS B

	SIX MONTHS
	ENDED	YEAR ENDED DECEMBER 31,				4/25/97*
						TO
	6/30/02	2001	2000	1999	1998	12/31/97

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.26	$9.76	$7.76	$7.78	$9.69	$7.14

Income from Investment Operations:
Net investment loss	(0.10)	(0.17)	(0.15)	(0.14)	(0.15)	(0.11)
Net realized and unrealized gain (loss)
on investments	(0.07)	1.67	2.15	0.16	(1.73)	2.67

Total from Investment Operations	(0.17)	1.50	2.00	0.02	(1.88)	2.56

Less Distributions:
Distributions from net realized capital gains	—	—	—	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$11.09	$11.26	$9.76	$7.76	$7.78	$9.69

TOTAL RETURN:	(1.51)%	15.37%	25.77%	0.24%	(19.41)%	35.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$89,519	$71,088	$43,486	$46,030	$71,875	$88,330
Ratio of expenses to average net assets	2.49%†	2.50%	2.71%	2.61%	2.44%	2.63%†
Ratio of net investment loss
to average net assets	(1.76)%†	(1.66)%	(1.82)%	(1.67)%	(1.73)%	(1.88)%†
Portfolio turnover rate	15.11%	38.37%	40.65%	41.48%	30.06%	15.91%

See footnotes on page 16.

FINANCIAL HIGHLIGHTS (UNAUDITED)

	CLASS C

	SIX MONTHS	YEAR ENDED
	ENDED	DECEMBER 31,
				5/27/99*
	6/30/02	2001	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.26	$9.76	$7.76	$8.10

Income from Investment Operations:
Net investment loss	(0.10)	(0.17)	(0.16)	(0.07)
Net realized and unrealized gain (loss)
on investments	(0.07)	1.67	2.16	(0.23)

Total from Investment Operations	(0.17)	1.50	2.00	(0.30)

Less Distributions:
Distributions from net realized capital gains	—	—	—	(0.04)

Net Asset Value, End of Period	$11.09	$11.26	$9.76	$7.76

TOTAL RETURN:	(1.51)%	15.37%	25.77%	(3.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$27,551	$17,123	$5,114	$1,254
Ratio of expenses to average net assets	2.49%†	2.50%	2.71%	2.69%†
Ratio of net investment loss
to average net assets	(1.76)%†	(1.66)%	(1.82)%	(1.65)%†
Portfolio turnover rate	15.11%	38.37%	40.65%	41.48%††

		CLASS D					CLASS I

	SIX MONTHS	YEAR ENDED DECEMBER 31,				4/25/97*	SIX MONTHS	11/30/01*
	ENDED					TO	ENDED	TO
	6/30/02	2001	2000	1999	1998	12/31/97	6/30/02	12/31/01

PER SHARE DATA:
Net Asset Value, Beginning of Period	$11.26	$9.76	$7.76	$7.78	$9.69	$7.14	$11.63	$10.88

Income from Investment Operations:
Net investment loss	(0.10)	(0.17)	(0.15)	(0.13)	(0.15)	(0.11)	(0.03)	—
Net realized and unrealized gain (loss) on investments	(0.07)	1.67	2.15	0.15	(1.73)	2.67	(0.08)	0.75

Total from Investment Operations	(0.17)	1.50	2.00	0.02	(1.88)	2.56	(0.11)	0.75

Less Distributions:
Distributions from net realized capital gains	—	—	—	(0.04)	(0.03)	(0.01)	—	—

Net Asset Value, End of Period	$11.09	$11.26	$9.76	$7.76	$7.78	$9.69	$11.52	$11.63

TOTAL RETURN:	(1.51)%	15.37%	25.77%	0.24%	(19.41)%	35.82%	(0.95)%	6.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$41,304	$33,025	$21,565	$24,936	$45,384	$63,360	$3,616	$110
Ratio of expenses to average net assets	2.49%†	2.50%	2.71%	2.61%	2.44%	2.63%†	1.20%	1.22	%†ø
Ratio of net investment loss
to average net assets	(1.76)%†	(1.66)%	(1.82)%	(1.67)%	(1.73)%	(1.88)%†	(0.56)%	(0.75	)%†
Portfolio turnover rate	15.11%	38.37%	40.65%	41.48%	30.06%	15.91%	15.11%	38.37	%†††
*	Commencement of operations.
**	Commencement of offering of shares.
†	Annualized.
††	For the year ended December 31, 1999. For the year ended December 31, 2001.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement the annualized ratios of expenses and net investment income (loss) would have been 1.93% and (1.46)%, respectively.
See Notes to Financial Statements.

BOARD OF DIRECTORS OF THE FUND

John R. Galvin 2, 4
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Paul C. Guidone 1
Chief Investment Officer,
J. & W. Seligman & Co. Incorporated

Alice S. Ilchman 3, 4
Director, Jeannette K. Watson Summer Fellowships Trustee, Committee for Economic Development

Frank A. McPherson 3, 4
Director, Conoco Inc. Director, Integris Health

John E. Merow 2, 4
Director, Commonwealth Industries, Inc. Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
Sullivan & Cromwell

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman of the Board,
 J. & W. Seligman & Co. Incorporated Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie 2, 4
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1

President, J. & W. Seligman & Co. Incorporated Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
Investment Company Institute

Fred E. Brown
Director Emeritus

________________
Member:    1 Executive Committee
                             2 Audit Committee
                             3 Director Nominating Committee
                             4 Board Operations Committee

EXECUTIVE OFFICERS OF THE FUND

William C. Morris
Chairman

Brian T. Zino
President

Neil T. Eigen
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue New York, NY 10017

General Counsel
Sullivan & Cromwell

General Distributor
Seligman Advisors, Inc.
100 Park Avenue New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue New York, NY 10017

Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), sub-tracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sales — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Small-Cap Value Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

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